Trade and Other Receivables (Tables)	6 Months Ended
Jun. 30, 2018
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Summary of Trade and Other Receivables Due Within 1 Year

Trade and other receivables are short-term and due within 1 year.

	Balance as per
	June 30, 2018	December 31, 2017
	(euros in thousands)
Trade receivables	2,069	1,594
Unbilled receivables	446	710
VAT receivable	622	582
Prepaid expenses	1,640	427
Prepaid pension costs	359	838
Interest bank	275	170
Other receivables	66	92

	5,477	4,413